SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     January 29, 2004

Mesa Air Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North 44th Street, Suite 700, Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code     (602) 685-4000

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Exhibits

     (c) Exhibits

          99.1    Press Release of the Company dated January 27, 2004.

Item 12. Results of Operations and Financial Condition.

     On January 27, 2004, Mesa Air Group, Inc. (the “Company”) issued a press release relating to its financial results for the first quarter ended December 31, 2004. Pursuant to SEC Release No. 33-8216, this press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K. Note, the attached press release has been updated from the press release issued on January 27th to reflect the reclassification of approximately $1,633,000 from “Other income (expense)” to “General and administrative” as follows:

     For the three months ended December 31, 2003:

          •    General and administrative expense was $17,091,000 versus $15,458,000 previously reported.

          •    Other income (expense) was $702,000 versus $(931,000) previously reported.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA AIR GROUP, INC.

Date: January 29, 2004	By:	/s/ George Murnane III

	Title:	Chief Financial Officer

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